Second Quarter 2026 Conference Call

Safe Harbor 2 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of First Western Financial, Inc.’s (“First Western”) management with respect to, among other things, future events and First Western’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “position,” “project,” “future” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about First Western’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond First Western’s control. Accordingly, First Western cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although First Western believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. The following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the risk of geographic concentration in Colorado, Arizona, Wyoming, California, and Montana; the risk of changes in the economy affecting real estate values and liquidity; the risk in our ability to continue to originate residential real estate loans and sell such loans; risks specific to commercial loans and borrowers; the risk of claims and litigation pertaining to our fiduciary responsibilities; the risk of changes in interest rates could reduce our net interest margins and Net interest income; increased credit risk, including as a result of deterioration in economic conditions, could require us to increase our allowance for credit losses and could have a material adverse effect on our results of operations and financial condition; the risk in our ability to maintain a strong core deposit base or other low-cost funding sources. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on February 27, 2026 and other documents we file with the SEC from time to time. All subsequent written and oral forward-looking statements attributable to First Western or persons acting on First Western’s behalf are expressly qualified in their entirety by this paragraph. Forward-looking statements speak only as of the date of this presentation. First Western undertakes no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise (except as required by law). This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding. Our common stock is not a deposit or savings account. Our common stock is not insured by the Federal Deposit Insurance Corporation or any governmental agency or instrumentality. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof.

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato(regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions Overview of 2Q26 2Q26 Earnings • Net income available to common shareholders of $5.7 million, or $0.57, per diluted share • Diluted earnings per share increased $0.31, or 119%, compared to 2Q25 • Pre-tax, pre-provision net income increased $1.8 million, or 36%, compared to 2Q25 Continued Execution on Strategic Priorities • Continued focus on prudent risk management and a conservative approach to new loan production, supported by new banking talent that is helping drive solid loan growth • Average noninterest-bearing deposits increased 5.1% in 2Q26 • Stable asset quality with small decrease in non-performing assets and zero charge-offs Positive Trends in Key Metrics • Net interest income increased for the seventh consecutive quarter • Net interest margin increased for the third consecutive quarter • Increase in yield on interest-earning assets and decrease in cost of funds in the quarter • Further increase in tangible book value per share 3

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato(regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 4 Net Income Available to Common Shareholders and Earnings per Share • Net income of $5.7 million increased 129% from 2Q25 • Diluted earnings per share of $0.57 increased 119% from 2Q25 • Tangible book value per share(1) increased 2.6% from $24.87 in 1Q26 to $25.53 in 2Q26 Net Income Available to Common Shareholders Diluted Earnings per Share $2,503 $3,186 $3,314 $6,208 $5,729 2Q25 3Q25 4Q25 1Q26 2Q26 $— $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $0.26 $0.32 $0.34 $0.63 $0.57 2Q25 3Q25 4Q25 1Q26 2Q26 $— $0.20 $0.40 $0.60 $0.80 (1) See Non-GAAP reconciliation within the appendix.

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 5 Loan Portfolio • Total loans held for investment increased $23.1 million primarily due to growth in the 1-4 family residential and Cash, securities, and other portfolios • Total loans held for investment increased for the fifth consecutive quarter and Total loans increased 7% year-over-year • New loan production diversified across markets and loan types • New loan production in 2Q26 of $114.7 million with a focus on relationship- based lending • Average rate on new loan production was 6.37% in 2Q26, an increase from 1Q26 and higher than the average rate of loans paying off in 2Q26 2Q25 1Q26 2Q26 Cash, securities and other $ 161,725 $ 164,119 $ 182,017 Consumer and other 15,778 20,036 19,236 Construction and development 255,870 195,230 196,954 1-4 family residential 1,012,662 1,069,542 1,089,697 Non-owner occupied CRE 655,954 780,279 768,528 Owner occupied CRE 196,692 212,177 222,514 Commercial and industrial 239,278 248,875 235,148 Total $ 2,537,959 $ 2,690,258 $ 2,714,094 Loans accounted for at fair value(2) 5,235 2,492 1,774 Total Loans HFI $ 2,543,194 $ 2,692,750 $ 2,715,868 Mortgage loans held for sale 24,151 28,426 24,675 Total Loans $ 2,567,345 $ 2,721,176 $ 2,740,543 (1) Represents unpaid principal balance. Excludes deferred fees, unamortized premiums, basis adjustments, net. (2) Excludes fair value adjustments on loans accounted for under the fair value option. ($ in thousands, as of quarter end) Loan Portfolio Composition(1) Loan Portfolio Details Loan Production & Loan Payoffs Total Loans(1) $2,468 $2,594 $2,676 $2,718 $2,737 $2,721 $2,741 2Q25 3Q25 4Q25 1Q26 2Q26 1Q26 2Q26 $1,000 $1,500 $2,000 $2,500 $3,000 Average Period End $166.9 $145.7 $146.2 $115.8 $114.7 $122.6 $110.1 $131.3 $95.9 $100.9 Production Loan Payoffs 2Q25 3Q25 4Q25 1Q26 2Q26 $0 $50 $100 $150 $200 ($ in millions) ($ in millions)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 6 Total Deposits • Total deposits increased 0.4% from $2.84 billion in 1Q26 to $2.85 billion in 2Q26 due to growth in money market accounts, partially offset by a decrease in time deposit accounts • Noninterest-bearing deposits increased 0.5% from $380.1 million in 1Q26 to $381.8 million in 2Q26 • Average Noninterest-bearing deposits increased $17.8 million, or 5.1%, from $347.5 million in 1Q26 to $365.3 million in 2Q26 • Total deposits increased 12.6% from $2.53 billion in 2Q25 due to increases in money market deposit accounts and Noninterest-bearing accounts, partially offset by a decrease in time deposit accounts 2Q25 1Q26 2Q26 Money market deposit accounts $ 1,632,997 $ 1,945,207 $ 1,975,295 Time deposits 397,006 371,889 353,373 Interest checking accounts 123,967 130,821 122,394 Savings accounts 13,503 13,626 13,076 Noninterest-bearing accounts 361,656 380,072 381,826 Total Deposits $ 2,529,129 $ 2,841,615 $ 2,845,964 Deposit Portfolio Composition Total Deposits $2,400 $2,772 $2,747 $2,735 $2,733 $2,842 $2,846 2Q25 3Q25 4Q25 1Q26 2Q26 1Q26 2Q26 $1,000 $1,500 $2,000 $2,500 $3,000 Average Period End ($ in millions)($ in thousands, as of quarter end)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 7 Trust and Investment Management • Total assets under management (AUM) increased $41 million, or 0.6%, during the quarter to $7.28 billion • The increase in AUM from 1Q26 was primarily attributable to improving market conditions • Investment Agency AUM increased $91 million, or 5.6%, in the quarter and $122 million, or 7.7%, year- over-year ($ in millions, as of quarter end) Total Assets Under Management $7,497 $7,433 $7,278 $7,235 $7,276 Investment Agency Managed Trust 401(k)/Retirement Directed Trust Custody 2Q25 3Q25 4Q25 1Q26 2Q26 $— $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions (1) See Non-GAAP reconciliation within the appendix. Gross Revenue Gross Revenue(1) Gross Revenue(1) 8 $24.2 $26.3 $26.7 $27.6 $28.1 Wealth Management Mortgage 2Q25 3Q25 4Q25 1Q26 2Q26 $— $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 • Gross revenue(1) increased 1.8% from $27.6 million in 1Q26 to $28.1 million in 2Q26 • Net interest income increased 4.3% from the prior quarter, primarily driven by a 9 basis point increase in net interest margin • Non-interest income decreased $0.3 million from the prior quarter, primarily driven by decreases in Net gain on mortgage loans and Risk management and insurance fees, offset by an increase in Bank fees Non-interest Income $6,385 22.7% Net Interest Income $21,764 77.3% ($ in thousands) ($ in millions)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 9 Net Interest Income and Net Interest Margin • Net interest income increased $0.9 million, or 4.3%, from $20.9 million in 1Q26 to $21.8 million in 2Q26, primarily driven by a 9 basis point increase in net interest margin and an increase in day count • Net interest margin increased 9 basis points during the quarter from 2.81% in 1Q26 to 2.90% in 2Q26, primarily due to a decrease in cost of funds and an improved mix shift in average interest-earning assets • Interest-earning assets yield increased 4 basis points due to improved mix shift and an increase in loan yields, while the 4 basis point decrease in cost of funds was due to improved mix shift and lower rates on time deposits • Net interest income increased 21.7% from 2Q25 primarily driven by an increase in average interest- earning assets and a 23 basis point increase in net interest margin Net Interest Income Net Interest Margin $17,884 $19,454 $20,577 $20,883 $21,764 2Q25 3Q25 4Q25 1Q26 2Q26 $— $5,000 $10,000 $15,000 $20,000 $25,000 2.67% 2.54% 2.71% 2.81% 2.90% 2Q25 3Q25 4Q25 1Q26 2Q26 —% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% ($ in thousands)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 10 Non-Interest Income • Non-interest income decreased $0.3 million, or 4.1%, to $6.4 million from the prior quarter, primarily driven by decreases in Net gain on mortgage loans and Risk management and insurance fees, partially offset by an increase in Bank fees • The decrease in Net gain on mortgage loans was driven by lower origination volume due to higher mortgage rates • The decrease in Risk management and insurance fees was driven by smaller case size • The increase in Bank fees was driven by increases in prepayment penalty and swap fees Total Non-Interest Income Trust and Investment Management Fees $6,305 $6,842 $6,079 $6,656 $6,385 Trust and Investment Management Fees Bank Fees Net Gain on Mortgage Loans Net gain on OREO Risk Management and Insurance Fees Other 2Q25 3Q25 4Q25 1Q26 2Q26 $(2,000) $— $2,000 $4,000 $6,000 $8,000 $10,000 $4,512 $4,629 $4,634 $4,751 $4,742 2Q25 3Q25 4Q25 1Q26 2Q26 $— $2,000 $4,000 $6,000 ($ in thousands) ($ in thousands)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 11 Non-Interest Expense and Efficiency Ratio • Non-interest expense increased to $21.2 million from $20.2 million in the first quarter of 2026, primarily driven by increases in Technology and information systems, Data processing, and Marketing • The increase in Technology and information systems was primarily attributable a $0.4 million nonrecurring charge related to the write-off of certain previously capitalized technology assets, which negatively impacted diluted EPS by $0.03 • The efficiency ratio was 74.03% as of 2Q26, compared to 73.11% as of 1Q26 and 78.83% as of 2Q25 (1) See Non-GAAP reconciliation within the appendix. Adjusted Non-Interest Expense(1) Operating Efficiency Ratio(1) (1) (1) (1) $19,046 $20,066 $19,996 $20,164 $20,832 2Q25 3Q25 4Q25 1Q26 2Q26 $— $5,000 $10,000 $15,000 $20,000 $25,000 78.83% 76.38% 74.88% 73.11% 74.03% 2Q25 3Q25 4Q25 1Q26 2Q26 —% 20.00% 40.00% 60.00% 80.00% 100.00% ($ in thousands)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 12 Asset Quality • Stable non-performing assets and non-accrual loans in 2Q26 • Zero charge-offs for the second consecutive quarter • Decreased reserve on individually analyzed loans and improved economic forecasts contributed to a provision release of $0.5 million during 2Q26 • ACL/Total loans at 0.75% for 2Q26 and 0.77% for 1Q26 Non-Performing Assets/Total Assets Net Charge-Offs/Average Loans 0.62% 0.70% 0.62% 0.50% 0.50% 2Q25 3Q25 4Q25 1Q26 2Q26 —% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 0.03% 0.01% 0.02% 0.00% 0.00% 2Q25 3Q25 4Q25 1Q26 2Q26 —% 0.05% 0.10% 0.15% 0.20% 0.25%

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 13 Near Term Outlook • First Western's markets continue to perform well and the strength of our balance sheet and franchise provides opportunities to capitalize on market disruption and challenges being faced by competing banks to add new clients and banking talent • New leadership added in Arizona, which represents good growth opportunities • Loan pipeline remains strong and should continue to result in solid loan growth in 2026 • Positive trends expected to continue ◦ Solid loan and deposit growth ◦ Continued expansion in net interest margin ◦ More robust business development activities in Wealth Management business ◦ Higher level of mortgage production resulting from MLO recruiting, improved gain on sale margin ◦ More operating leverage resulting from continued revenue growth with disciplined expense control ◦ No meaningful deterioration expected in asset quality given the trends we are seeing in the portfolio and our clients continuing to perform well • Positive trends in key areas expected to continue, which should result in steady improvement in financial performance and further value being created for shareholders

Appendix 14

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 15 Capital and Liquidity Overview Liquidity Funding Sources (as of 06/30/26) (1) See Non-GAAP reconciliation within the appendix. (2) Based on internal policy guidelines. Consolidated Capital Ratios (as of 06/30/26) Tangible Common Equity / TBV per Share(1) ($ in thousands) Liquidity Reserves: Total Available Cash $ 173,049 Unpledged Investment Securities 171,367 Borrowed Funds: Secured: FHLB Available 576,003 FRB Available 20,863 Other: Brokered Remaining Capacity 307,591 Unsecured: Credit Lines 29,000 Total Liquidity Funding Sources $ 1,277,873 Loan-to-Deposit Ratio 95.3% 9.93% 9.93% 12.47% 8.06% Tier 1 Capital to Risk- Weighted Assets CET1 to Risk- Weighted Assets Total Capital to Risk- Weighted Assets Tier 1 Capital to Average Assets —% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% (2) (TCE $ in thousands) $130,704 $187,139 $208,760 $210,884 $220,695 $224,979 $227,323 $230,022 $234,138 $241,992 $249,268 $16.44 $19.87 $21.99 $22.01 $22.83 $23.18 $23.39 $23.68 $24.07 $24.87 $25.53 TCE TBV/Share 4Q20 4Q21 4Q22 4Q23 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 $— $40,000 $80,000 $120,000 $160,000 $200,000 $240,000 $280,000 $— $4 $8 $12 $16 $20 $24

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 16 Non-GAAP Reconciliation Consolidated Tangible Common Book Value Per Share (Dollars in thousands) June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 June 30, 2026 Total shareholders' equity $ 258,847 $ 261,495 $ 265,560 $ 273,365 $ 280,593 Goodwill and other intangibles, net 31,524 31,473 31,422 31,373 31,325 Tangible common equity $ 227,323 $ 230,022 $ 234,138 $ 241,992 $ 249,268 Common shares outstanding, end of period 9,717,922 9,714,711 9,725,731 9,728,968 9,765,129 Tangible common book value per share $ 23.39 $ 23.68 $ 24.07 $ 24.87 $ 25.53 Net income available to common shareholders $ 5,729 Return on tangible common equity (annualized) 9.19 %  Consolidated Efficiency Ratio For the Three Months Ended, (Dollars in thousands) June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 June 30, 2026 Non-interest expense $ 19,099 $ 20,074 $ 21,306 $ 20,164 $ 21,217 Less: write-off of capitalized technology assets — — — — 380 Less: OREO expenses and write-downs 53 8 1,310 — 5 Adjusted non-interest expense $ 19,046 $ 20,066 $ 19,996 $ 20,164 $ 20,832 Net interest income $ 17,884 $ 19,454 $ 20,577 $ 20,883 $ 21,764 Non-interest income 6,305 6,842 6,079 6,656 6,385 Less: unrealized gain (loss) recognized on equity securities 3 6 (6) (4) (2) Less: net gain (loss) on loans accounted for under the fair value option 26 18 (44) (39) 10 Adjusted non-interest income $ 6,276 $ 6,818 $ 6,129 $ 6,699 $ 6,377 Adjusted total income $ 24,160 $ 26,272 $ 26,706 $ 27,582 $ 28,141 Efficiency ratio 78.83% 76.38% 74.88% 73.11% 74.03%

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 17 Non-GAAP Reconciliation Pre-tax, Pre-Provision Net Income For the Three Months Ended, (Dollars in thousands) June 30, 2025 March 31, 2026 June 30, 2026 Income before income taxes $ 3,317 $ 8,103 $ 7,401 Plus: provision for (release of) credit losses 1,773 (728) (469) Pre-tax, pre-provision net income $ 5,090 $ 7,375 $ 6,932 Allocation of the Allowance for Credit Losses (ACL) As of As of 6/30/2026 As of 12/31/2025 (Dollars in thousands) ACL Amount % of Loans % of ACL %(1) ACL Amount % of Loans % of ACL %(1) Commercial: Construction and Development $ 2,179 1.1% 10.7% 7.3% $ 2,210 1.2% 10.3% 7.2 % Non-Owner Occupied CRE 3,766 0.5 18.6 28.3 4,359 0.5 20.4 30.7 Owner Occupied CRE 924 0.4 4.6 8.2 846 0.4 3.9 7.7 Commercial and Industrial 5,714 2.4 28.2 8.7 6,892 3.0 32.1 8.5 Total Commercial 12,583 0.9 62.0 52.5 14,307 1.0 66.7 54.1 Consumer: Cash, Securities and Other 1,229 0.7 6.1 6.7 1,150 0.7 5.4 6.2 Consumer and Other 413 2.1 2.0 0.7 138 0.7 0.6 0.7 1-4 Family Residential 6,072 0.6 29.9 40.1 5,846 0.6 27.3 39.0 Total Consumer 7,714 0.6 38.0 47.5 7,134 0.6 33.3 45.9 Total allowance for credit losses $ 20,297 0.7% 100.0% 100.0% $ 21,441 0.8% 100.0% 100.0% (1) Represents the percentage of loans to total loans in the respective category.